UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015

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QUINTILES TRANSNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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North Carolina	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4820 Emperor Blvd. Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 25, 2015, the Board of Directors (the “Board”) of Quintiles Transnational Holdings Inc. (the “Company”) appointed Annie Hai-yuan Lo to fill a vacancy on the Board and to serve as a member of the Audit Committee, effective immediately.  The Board appointed Ms. Lo based on the recommendation of the Company’s Governance, Quality and Nominating Committee and pursuant to the Amended and Restated Shareholders Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 6, 2015.

Ms. Lo has more than 30 years of financial and operational experience at Johnson & Johnson, a global healthcare company, most recently serving as the Chief Financial Officer of the Worldwide Consumer & Personal Care Group from 2001 until her retirement in 2011.  Ms. Lo serves as a director of Ansell Ltd., an Australian manufacturing company, and TransForce Inc., a Montreal-based transportation and logistics company.  She received her Bachelor’s Degree in Taiwan from National Taiwan University and her Masters of Business Administration from Eastern Michigan University.  Ms. Lo is a Certified Management Accountant.

The Board has determined that Ms. Lo satisfies the definition of “independent director” and the requirements for service on the Board’s Audit Committee under the rules of the New York Stock Exchange.

In connection with her election to the Board, Ms. Lo entered into the Company’s standard form of director indemnification agreement, a copy of which is filed as Exhibit 10.13 to the Company’s Registration Statement on Form S-1/A filed on April 19, 2013 and is incorporated herein by reference.

The Company will compensate Ms. Lo for her services as a director in accordance with the Company’s revised independent director compensation policy, a summary of which is included as Exhibit 10.2 attached to the Current Report on Form 8-K filed on February 6, 2015 and incorporated herein by reference.  Pursuant to this policy, Ms. Lo will receive an annual cash retainer of $65,000, paid quarterly, and $2,250 for each meeting she attends.

Under the independent director compensation policy, Ms. Lo will also receive an initial equity grant and annual equity grants.  Each grant will have an aggregate economic value of $200,000, with 75% of the grant value delivered in the form of stock options and 25% of the grant value delivered in the form of restricted stock units (subject to such limitations in value or grant size imposed by the Company’s 2013 Stock Incentive Plan).  The initial grant will vest over three years, and the annual grant will vest over one year.

The Company issued a press release announcing the appointment of Ms. Lo, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release regarding appointment of a new director dated September 28, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 28, 2015	QUINTILES TRANSNATIONAL HOLDINGS INC.

		By:	/s/ James H. Erlinger III
James H. Erlinger III
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated September 28, 2015.